UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2011

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of its derivative instruments on the results of operations for the three months ended March 31, 2011 and certain other information regarding its derivative instruments.

The following table summarizes non-hedge net derivative gains and losses that Pioneer expects to record in its earnings for the three months ended March 31, 2011:

DERIVATIVE LOSSES, NET
(in thousands)

Three Months Ended March 31, 2011
Noncash changes in fair value:
Oil derivative losses	$(212,852)
NGL derivative losses	(6,851)
Gas derivative losses	(48,524)
Interest rate derivative losses	(6,563)
Total noncash derivative losses	(274,790)

Cash settled changes in fair value:
Oil derivative losses	(13,332)
NGL derivative losses	(2,963)
Gas derivative gains	42,243
Interest rate derivative gains	4,410
Total cash derivative gains, net	30,358
Total derivative losses, net	$(244,432)

Item 7.01                 Regulation FD Disclosure

The following table presents Pioneer’s open commodity derivative positions as of April 18, 2011.

	2011
	Second Quarter	Third Quarter	Fourth Quarter	2012	2013	2014	2015

Average Daily Oil Production Associated
with Derivatives (Bbls):
Swap Contracts:
Volume	750	750	750	3,000	3,000	-	-
NYMEX price	$77.25	$77.25	$77.25	$79.32	$81.02	$-	$-
Collar Contracts:
Volume	2,000	2,000	2,000	2,000	-	-	-
NYMEX price:
Ceiling	$170.00	$170.00	$170.00	$127.00	$-	$-	$-
Floor	$115.00	$115.00	$115.00	$90.00	$-	$-	$-
Collar Contracts with Short Puts:
Volume	32,000	32,000	32,000	37,000	21,250	12,000	-
NYMEX price:
Ceiling	$99.33	$99.33	$99.33	$118.34	$117.38	$128.16	$-
Floor	$73.75	$73.75	$73.75	$80.41	$80.18	$87.92	$-
Short Put	$59.31	$59.31	$59.31	$65.00	$65.18	$72.92	$-
Percent of total oil production (a)	~90%	~85%	~80%	~75%	~35%	~15%	N/A
Average Daily NGL Production Associated
with Derivatives (Bbls):
Swap Contracts:
Volume	1,150	1,150	1,150	750	-	-	-
Blended index price (b)	$51.38	$51.50	$51.50	$35.03	$-	$-	$-
Collar Contracts:
Volume	2,650	2,650	2,650	-	-	-	-
Index price (b):
Ceiling	$64.23	$64.23	$64.23	$-	$-	$-	$-
Floor	$53.29	$53.29	$53.29	$-	$-	$-	$-
Percent of total NGL production (a)	~15%	~15%	~15%	<5%	N/A	N/A	N/A
Average Daily Gas Production Associated
with Derivatives (MMBtu):
Swap Contracts:
Volume	117,500	117,500	117,500	105,000	67,500	50,000	-
NYMEX price (c)	$6.13	$6.13	$6.13	$5.82	$6.11	$6.05	$-
Collar Contracts:
Volume	-	-	-	65,000	150,000	140,000	50,000
NYMEX price (c):
Ceiling	$-	$-	$-	$6.60	$6.25	$6.44	$7.92
Floor	$-	$-	$-	$5.00	$5.00	$5.00	$5.00
Collar Contracts with Short Puts:
Volume	200,000	200,000	200,000	190,000	45,000	50,000	-
NYMEX price (c):
Ceiling	$8.55	$8.55	$8.55	$7.96	$7.49	$8.08	$-
Floor	$6.32	$6.32	$6.32	$6.12	$6.00	$6.00	$-
Short Put	$4.88	$4.88	$4.88	$4.55	$4.50	$4.50	$-
Percent of total gas production (a)	~90%	~90%	~85%	~80%	~50%	~40%	~5%
Basis Swap Contracts:
Permian Basin Index Swaps volume (d)	20,000	20,000	20,000	32,500	2,500	-	-
Price differential ($/MMBtu)	$(0.30)	$(0.30)	$(0.30)	$(0.38)	$(0.31)	$-	$-
Mid-Continent Index Swaps volume (d)	100,000	100,000	100,000	40,000	10,000	-	-
Price differential ($/MMBtu)	$(0.71)	$(0.71)	$(0.71)	$(0.58)	$(0.71)	$-	$-
Gulf Coast Index Swaps volume (d)	33,500	23,500	23,500	43,500	20,000	10,000	-
Price differential ($/MMBtu)	$(0.13)	$(0.16)	$(0.16)	$(0.16)	$(0.16)	$(0.16)	$-
__________
(a)	Represents an estimated percentage of forecasted production, which may differ from the percentage of actual production.
(b)	Represents weighted average index price per Bbl of each NGL component.
(c)	Represents the NYMEX Henry Hub index price or approximate NYMEX Henry Hub index price based on historical differentials to the index price on the derivative trade date.
(d)
Represent swaps that fix the basis differentials between the indices price at which the Company sells its Permian Basin, Mid-Continent and Gulf Coast gas and the NYMEX Henry Hub index price used in gas swap contracts.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services and personnel required to complete the Company's operating activities, access to and availability of transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, derivative contracts and joint ventures and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, international operations, and associated international political and economic instability, and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: April 18, 2011